UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21496

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                    (GRAPHIC)

                                 ANNUAL REPORT

                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2009

                              MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                   INCOME FUND

                                 (FOUR CORNERS
(MACQUARIE LOGO)           CAPITAL MANAGEMENT LOGO)           (FIRST TRUST LOGO)

TABLE OF CONTENTS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                      (MFD)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2009

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    9
Statement of Assets and Liabilities .......................................   14
Statement of Operations ...................................................   15
Statements of Changes in Net Assets .......................................   16
Statement of Cash Flows ...................................................   17
Financial Highlights ......................................................   18
Notes to Financial Statements .............................................   19
Report of Independent Registered Public Accounting Firm ...................   26
Additional Information ....................................................   27
Board of Trustees and Officers ............................................   29
Privacy Policy ............................................................   33

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("Macquarie" or "MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund" or "MFD") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust and/or MCIM and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

     There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

     Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

     This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

     By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

     It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the Statement of Additional Information, this report and other Fund regulatory filings.

     MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

SHAREHOLDER LETTER

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                      (MFD)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2009

Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to November 30, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF NOVEMBER 30, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                      MFD
Common Share Price                                            $      11.73
Common Share Net Asset Value ("NAV")                          $      14.36
Premium (Discount) to NAV                                           (18.31)%
Net Assets Applicable to Common Shares                        $130,334,502
Current Quarterly Distribution per Common Share (1)           $     0.1500
Current Annualized Distribution per Common Share              $     0.6000
Current Distribution Rate on Closing Common Share Price (2)           5.12%
Current Distribution Rate on NAV (2)                                  4.18%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

           Market    NAV
           ------   -----
11/30/08      8.6   11.42
12/5/08      8.12    10.7
12/12/08     8.89   11.09
12/19/08     9.03   11.46
12/26/08     9.28   11.39
1/2/09      10.41   12.11
1/9/09       10.7   11.95
1/16/09      9.96   11.52
1/23/09     10.05   11.13
1/30/09     10.56   11.09
2/6/09      11.82   11.51
2/13/09      9.57   11.16
2/20/09       8.4   10.56
2/27/09      8.16   10.18
3/6/09        6.7    9.22
3/13/09       6.7    9.36
3/20/09      7.55   10.22
3/27/09      7.95   10.26
4/3/09       8.17   10.39
4/9/09       8.24   10.67
4/17/09      8.52    10.8
4/24/09      8.46   10.89
5/1/09          9   11.28
5/8/09       9.47   11.83
5/15/09      8.97   11.52
5/22/09      9.32   11.89
5/29/09      9.75   12.26
6/5/09      10.22   12.21
6/12/09      10.4   12.51
6/19/09     10.01   12.23
6/26/09     10.13   12.33
7/2/09       9.96   12.21
7/10/09       9.7   11.93
7/17/09     10.21   12.58
7/24/09     10.61   12.92
7/31/09     10.58   13.07
8/7/09      10.78   13.01
8/14/09     10.76   13.02
8/21/09     10.67   13.01
8/28/09      10.7   13.17
9/4/09      10.72   13.12
9/11/09     11.12   13.57
9/18/09     11.72   13.88
9/25/09     11.52   13.64
10/2/09     11.41   13.52
10/9/09      11.9   13.96
10/16/09    11.86    14.1
10/23/09    11.93   14.18
10/30/09    11.15   13.63
11/6/09     11.45   13.99
11/13/09    11.72   14.36
11/20/09    11.58   14.21
11/27/09    11.65   14.25
11/30/09    11.73   14.36

PERFORMANCE

                                                           Average Annual Total Return
                                                      -------------------------------------
                                       1 Year Ended   5 Years Ended   Inception (3/25/2004)
                                        11/30/2009      11/30/2009        to 11/30/2009
                                       ------------   -------------   ---------------------
Fund Performance
NAV (3)                                   33.75%            3.61%             7.21%
Market Value (4)                          45.08%            1.63%             2.63%
Index Performance
S&P 500 Utilities Total Return Index       3.79%            5.45%             7.71%

                                      % OF TOTAL
TOP 10 HOLDINGS                      INVESTMENTS
---------------                      -----------
Spark Infrastructure Group                4.9%
Red Electrica Corp. SA                    4.2
Transurban Group                          4.2
SP AusNet                                 4.0
Enagas SA                                 3.7
Northeast Utilities                       3.6
Severn Trent plc                          3.3
Atlantia SPA                              3.2
Pembina Pipeline Income Fund              3.2
Enterprise Products Partners, L.P.        3.1
                                         ----
   Total                                 37.4%
                                         ====

                                      % OF TOTAL
COUNTRY                              INVESTMENTS
-------                              -----------
United States(6)                         34.7%
Australia                                15.4
Spain                                     9.9
Canada                                    9.9
Italy                                     8.7
Germany                                   6.3
United Kingdom                            6.0
France                                    5.0
Japan                                     2.1
New Zealand                               1.0
Switzerland                               1.0
                                        -----
   Total                                100.0%
                                        =====

                                      % OF TOTAL
INDUSTRY CLASSIFICATION(5)           INVESTMENTS
--------------------------           -----------
Transportation Infrastructure            21.5%
Electric Utilities                       21.3
Gas Utilities                            18.1
Water Utilities                           7.4
Multi-Utilities                           4.9
Power Generation                          2.6
Construction & Engineering                2.0
Energy Equipment & Services               1.6
Diversified Consumer Services             0.9
                                         ----
   Total                                 80.3%
                                         ====

(1) Most recent distribution paid or declared through 11/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share Price. Past performance is not indicative of future results.

(5) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stock, Master Limited Partnerships and Canadian Income Trust securities. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 19.7% of the Fund's portfolio.

(6) The percentage of United States securities includes 19.7% of Senior Floating-Rate Loan interests.

                              PORTFOLIO COMMENTARY

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the Sub-Advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates, manage approximately $2.0 billion of assets as of November 30, 2009, in MFG's Global Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned, indirect subsidiary of Macquarie in 2008. Four Corners managed over $2.3 billion of assets as of November 30, 2009, with an emphasis on Senior Loans.

Macquarie Group is a global provider of banking, financial, advisory, investment and funds management services. Macquarie Funds Group, with over $69.5 billion in funds under management (as of November 30, 2009) is the global investment management business of Macquarie. Macquarie Funds Group offers a diverse range of products including managed funds, funds-based structured products, hedge funds and fund of funds.

                            PORTFOLIO MANAGEMENT TEAM

As noted in MFD's Semi-Annual Report for the period ended May 31, 2009 (the "2009 Semi-Annual Report"), there was a change in one of the Co-Portfolio Managers of MFD's Core Component that took effect on August 1, 2009.

Justin Lannen returned in August 2009 to Sydney, Australia where he remains a Portfolio Manager on the MFG investment team and has assumed direct responsibilities for the management of the team's Australia- and Asia-based portfolios. As a result of the relocation, he relinquished Co-Portfolio Manager responsibilities for MFD on July 31, 2009.

Coincident with Mr. Lannen relocating back to Sydney, Andrew Maple-Brown, previously Portfolio Manager on the MFG investment team in Sydney, relocated to New York effective August 1, 2009. MCIM appointed Mr. Maple-Brown as Co-Portfolio Manager of MFD as of August 1, 2009 to succeed Mr. Lannen. Mr. Maple-Brown, along with Mr. Fitch and Mr. Lannen, serves on the team's Investment Committee.

MFD's investment objective, philosophy, and portfolio construction process remain as they have been since the Fund's inception. Furthermore, Mr. Fitch, who is the investment team's Chief Investment Officer, remains as Co-Portfolio Manager of the Fund as he has since the Fund's inception.

JON FITCH
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
SENIOR PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Fitch has been active in the analysis of infrastructure and utilities stocks since 1997 and has over 21 years of business experience encompassing business management, equity analysis, strategic consulting and banking. In addition to MFD, Mr. Fitch is also the portfolio manager of 14 other funds (including another U.S. closed-end fund) that invest in global infrastructure securities with similar investment objectives. From 1997 to 2000, Mr. Fitch led the equity research coverage of the infrastructure and utilities sector in Australia for Macquarie Securities Limited ("MSL"), a wholly-owned subsidiary of Macquarie Group. From 2001 to 2003, Mr. Fitch was located in Hong Kong, where he was responsible for establishing a Hong Kong-based equity research team and research coverage for a number of Asian infrastructure and utility companies. Mr. Fitch returned to Australia in mid-2003, where he was responsible for coverage of Australian utilities and energy stocks for MSL. In February 2004, Mr. Fitch was named Chief Investment Officer of the Fund's investment team. Mr. Fitch has a Bachelor of Commerce in Marketing from the University of New South Wales, a Masters of Business in Accounting and Finance from the University of Technology Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. Mr. Fitch is also a Fellow of the Financial Services Institute of Australasia.

ANDREW MAPLE-BROWN
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT (EFFECTIVE AUGUST 1, 2009) PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Maple-Brown joined the MFG investment team in 2007 as a Portfolio Manager with direct responsibilities for the management of the team's Australia and Asia based portfolios. These funds have the same investment objective, philosophy, and portfolio construction process as MFD, subject to minor differences due to local compliance regulations. In August

2009, Mr. Maple-Brown relocated to New York and assumed direct responsibilities for the management of the team's North America based portfolios (including MFD). Mr. Maple-Brown joined Macquarie Group in August 2001 in the Debt Markets area, where his focus was primarily on infrastructure transactions, and particularly public-private partnerships. Prior to Macquarie, Mr. Maple-Brown spent over four years at Lend Lease in its Project Finance group. In his roles at Lend Lease and Macquarie Debt Markets, Mr. Maple-Brown has had in excess of ten years experience in financing infrastructure and structured property transactions. Mr. Maple-Brown has a Bachelor of Engineering (1st Class Hons, Mechanical) and a Bachelor of Commerce from the University of Sydney and a Masters of Applied Finance from Macquarie University.

ROBERT I. BERNSTEIN, CFA
CO-PORTFOLIO MANAGER
CHIEF INVESTMENT OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 18 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He holds a Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

DREW R. SWEENEY
CO-PORTFOLIO MANAGER
SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Mr. Sweeney's responsibilities include co-portfolio management of the Four Corners' retail funds as well as coverage of the media and entertainment, cable and satellite industries. Mr. Sweeny was designated Co-Portoflio Manager of the Fund upon the announcement of resignation of Michael P. McAdams from Four Corners on February 6, 2009. Mr. Sweeney has 15 years of investment experience including 11 years in senior secured loans and high-yield bonds. Mr. Sweeney joined Four Corners in 2005 from American Express Asset Management Group, Inc. where he was primarily responsible for managing investments of senior secured loans and high-yield bonds in the gaming, lodging, leisure, homebuilding, and building product sectors. Prior to joining American Express, Mr. Sweeney worked at Four Corners and ING Capital Advisors LLC managing investments of senior secured loans in the media sector. Previously, Mr. Sweeney was an Associate at First Union Securities in the Financial Sponsors and Diversified Industries Groups. Mr. Sweeney received an MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a BS from Rutgers University.

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund") is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

     1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

     2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The performance of the Fund for the fiscal year ended November 30, 2009 was set against the backdrop of global equity and credit markets rallying strongly from early March 2009 through the end of the period. At the same time, investors' cash was allocated back into equities as investor sentiment and credit markets improved markedly, with credit spreads narrowing significantly. Despite some earlier market concerns, credit remained available to finance and/or refinance good quality infrastructure assets throughout the period. Given the lower base rates, the all-in cost of debt typically was little changed from prior periods.

The global equity market rally was led by the more cyclical sectors of the equity market, including those that had been most oversold (most notably financials) and some of the lower quality, higher risk stocks. Listed infrastructure securities participated strongly in the market recovery, with those that had been most oversold in 2008 typically recovering most strongly.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown on the performance table of this report, MFD's Net Asset Value ("NAV") total return for the period was positive and outperformed the S&P 500 Utilities Total Return Index ("Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a frame of reference.

In addition to listed infrastructure securities participating strongly in the market recovery, there were two additional factors driving the Core Component's positive contribution to the Fund's positive NAV total return during the period:

     - The Fund's top three industry exposures as of November 30, 2009 were also the Fund's top industry contributors to performance for the period: transportation infrastructure, gas utilities and electric utilities.

     - The fall of the U.S. dollar against several major currencies benefited the Fund because the Fund is not currency hedged and has a large majority of its investments outside the U.S.

These factors are discussed in further detail below.

REBOUND IN TRANSPORTATION INFRASTRUCTURE

In late 2008 and early 2009, the market focused on the mostly gloomy economic outlook and weaker toll road, air traffic and seaport volume data, and overlooked the historical general resilience of these assets through economic cycles. While there was some reduction in the usage of these user demand assets, infrastructure remained far less cyclical than many other sectors in the market. We believe that, around their lows, the prices of some of these infrastructure stocks assumed a too severe downturn and only an anemic recovery. Thus, many of these stocks appeared to be oversold by the end of 2008.

Starting at the end of 2008, we began to progressively unwind the Fund's more defensive tilt towards "regulated/contracted" infrastructure industries (e.g., gas, utilities, electric utilities and water utilities), which had been instituted during the 2008 market crisis, through selective investments in "user demand" transportation infrastructure sub-industries (e.g., airports, seaports and toll roads) that ranked attractively in our infrastructure investment universe and that we believed had more than fully priced in the economic downturn.

As a result, MFD was well positioned to participate in the 2009 market rally that started in March 2009 and was led (among listed infrastructure securities) in large part by the oversold transportation infrastructure stocks, particularly in the toll roads and airports sub-industries.

Toll roads generally experienced positive trends in both traffic volumes and share prices; the airport sub-industry continued to show improvement at both the industry-wide and stock-specific levels; and seaports benefited from improved sentiment about the economic outlook and thus expected container volume growth.

In the 2009 Semi-Annual Report, we highlighted Atlantia SpA as an example of both our investment process and the market dislocation and subsequent recovery during that period among transportation infrastructure stocks. As of the period end on November 30, 2009, the stock was the Fund's eighth largest position and was the top stock contributor to NAV return for the period.

Atlantia SpA Share Price(1)

                              [ATLANTIC GRAPHIC OMITTED]

Chart provided by Macquarie Capital Investment Management LLC

CONSISTENCY OF GAS & ELECTRIC UTILITIES

Throughout the period, the Fund benefited from the positive contribution of its exposure to pipeline companies within the gas utilities industry, which includes holdings in U.S.-listed Master Limited Partnerships ("MLPs").

MLPs that own pipeline and associated energy infrastructure assets are a portion of the Fund's investment in the gas utilities industry. Most of these holdings outperformed both the broader infrastructure sector and the pipeline sub-industry over the period.

Company announcements in the pipeline sub-industry throughout the period continued to reflect sound operational performance and a favorable outlook. We continue to believe that the pipeline stocks held by the Fund have conservative management, limited exposure to volume and commodity price risk and offer defensive and predictable cash flows, attractive yields and good growth prospects.

The Fund's electric utilities holdings were led by strong contributions from several European and Australian utilities

CONTINUED WEAKNESS OF THE U.S. DOLLAR

As the Fund is not hedged for currency, an overlaying contributor to the Fund's positive return was the decline of the U.S. dollar during the period. Currencies have the potential to be exposed to short-term volatility, and the Fund was adversely affected in prior periods by the strength of the U.S. dollar. However, we believe that investors in a global equity portfolio may benefit over time from the diversification to their overall portfolios provided by foreign currency exposure.

When compared against the U.S. dollar over the period, the Australian Dollar appreciated by 40%, the Canadian Dollar by 17%, the Euro by 18% and the British Pound by 7%(2). These four currencies represented approximately 61.3% of the Fund's core component positions at the end of the period.

----------
(1)  Source: Bloomberg L.P. Example shown for illustrative purposes only.

(2)  Source: Bloomberg L.P.

PORTFOLIO COMPOSITION

As of November 30, 2009, the Fund's Core Component held positions in 35 global infrastructure stocks, representing 11 countries and 9 infrastructure industries.

During the period, the Fund's weightings in gas utilities, multi-utilities and power generation were reduced and the weighting in transportation infrastructure was increased to unwind the defensive tilt that was discussed earlier.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost from which to pay dividends. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximate 60-to-90-day lag.

The fiscal year ended November 30, 2009 was an extraordinary period for the Senior Loan market. The S&P/LSTA Leveraged Loan Index (the "Index") had a return of 42.95% during the period. After the worst year in Senior Loan market history in 2008, the Senior Loan market has followed with the best performance in its history in 2009. The positive technical conditions that existed in 2009 drove strong performance at the same time as default rates were hitting record highs and recovery rates were hitting record lows - a stark reversal from the technical sell-off that drove 2008's negative returns.

Demand for Senior Loans was broad-based in 2009, with investors seeking to take advantage of the low prices/wide spreads at which these securities were trading. The Index began 2009 at an average price of 62%, which provided a lot of cushion for investors to absorb credit losses and still earn strong returns. As a result, the market saw inflows of nearly $3 billion into U.S. open-end Senior Loan funds after 2008's outflows of over $4 billion(i). Likewise, supply was weak during most of the year. Since spreads were so wide, most companies were unable to issue new loans on terms that were affordable to them, which resulted in very little new issuance. Additionally, there was a lot of new issue activity in the high yield bond and equity markets, and some of the proceeds from those markets were used to prepay bank loans, reducing the outstanding pool of bank loans by over 6% year-to-date(ii). In summary, a combination of limited, if any, forced selling, increased demand, and reduced supply has created the strong technical conditions which have driven the year's dramatic rally.

Notwithstanding the market's dramatic year-to-date returns, it is important to note that the run up has occurred from historically low levels, and the market still offers good value at current levels compared to historical levels. Additionally, the loan asset class continues to benefit from very low duration. While this has obviously resulted in lower yields as rates have declined, we believe it appeals to investors who are looking for credit spread with little duration risk. Consequently, while we remain very cautious about fundamental economic conditions and absolute leverage levels, we continue to believe that there will be ongoing demand for well structured Senior Loans, which should add to relative stability for the asset class compared to 2008's volatility.

PERFORMANCE RELATIVE TO THE INDEX

The S&P 500 U.S. Utilities Total Return Index is a broad barometer of the performance of utility stocks (not including all infrastructure industries) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies, and senior secured loans.

The Fund outperformed the Index due to (1) its underweight position in electric utilities, (2) the underweight to the weaker U.S. dollar, and (3) stock selection and overweight positions relative to the Index in gas utilities and transportation infrastructure securities, due to the focus of the Fund on these types of assets, which are not represented in the Index. The Fund's Senior Loan Component also contributed to this outperformance.

----------
(i) Standard & Poor's Leveraged Commentary & Data. LEVERAGED LENDING QUARTERLY COMMENTARY 4Q08

(ii) Standard & Poor's Leveraged Commentary & Data. LEVERAGED LENDING QUARTERLY REVIEW 3Q09

DISTRIBUTIONS

During the fiscal year covered by this report, the Fund announced four regularly scheduled quarterly distributions totaling $0.60 per share. The reduced distributions relative to previous Fund years were primarily due to the effect of the decline in global equity markets and some of the changes in the portfolio's composition outlined above. The decreases have allowed the Fund to preserve its capital, and have helped the Fund to be positioned for the long-term valuation opportunities in global infrastructure securities that were created, in our view, by the equity market dislocation.

The character of the distributions made during the year are determined in accordance with accounting principles generally accepted in the United States of America ("US"), which may differ from classifications reported under US Internal Revenue Code regulations. Due to the fact that the Fund liquidated a substantial portion of its MLP interests during fiscal 2009 and the fact that the computation and the timing of net realized gains and losses differ related to MLPs for the financial statements and tax purposes, the Fund has reported a tax-basis re-characterization of $0.49 per share from ordinary income to the return of capital for the fiscal year ending November 30, 2009.

MARKET AND FUND OUTLOOK

While a global economic recovery is underway, it is tentative in many countries and still reliant on fiscal and monetary stimulus measures. Central banks across the world have generally maintained very low interest rates.

As expected, infrastructure earnings have been more resilient and current valuations for listed infrastructure stocks do not appear stretched based on our earnings forecasts. Recent takeover proposals at a significant premium to market price lend support to the view that there is significant long-term value inherent in listed infrastructure assets.

Many of the Fund's holdings continue to deliver sound operational profitability, in keeping with their essential service nature and ability to generally withstand weak economic conditions. Among the user demand transportation infrastructure sub-industries, toll roads have, as expected, been the first to benefit from improving economic conditions and market sentiment, both in share prices and the traffic and revenue results of the underlying assets. Airports are already generally experiencing improving passenger volumes, and the market is looking for further confirmation of that trend. While Seaports have yet to see any material increase in container volumes, we believe they will benefit as the expected recovery continues in 2010 and the value inherent in these strategic assets is recognized.

After the severe dislocation and liquidity-driven share price movements, global equity markets are returning to more normal (and fundamentally driven) behavior.

We are pleased with the Fund's strong positive return for the fiscal year covered by this report, and we believe the Fund is well positioned to further benefit in 2010 as equity markets and the listed infrastructure space are expected to normalize.

We believe that MFD provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2009

  SHARES                          DESCRIPTION                           VALUE
----------   ----------------------------------------------------   ------------
COMMON STOCKS - 81.6%
             AUSTRALIA - 19.0%
 1,670,747   Asciano Group (b) (c) ..............................   $  2,532,548
   753,780   Australian Infrastructure Fund .....................      1,194,372
 8,206,452   SP AusNet (b) ......................................      6,464,023
 6,660,386   Spark Infrastructure Group (b) (d) .................      7,838,835
 1,340,640   Transurban Group (b) ...............................      6,704,307
                                                                    ------------
                                                                      24,734,085
                                                                    ------------
             CANADA - 3.9%
    58,300   Enbridge, Inc. (b) .................................      2,486,340
    82,000   TransCanada Corp. (b) ..............................      2,651,753
                                                                    ------------
                                                                       5,138,093
                                                                    ------------
             FRANCE - 6.2%
    60,509   Aeroports de Paris (b) .............................      4,847,225
    58,708   Vinci S.A. (b) .....................................      3,246,227
                                                                    ------------
                                                                       8,093,452
                                                                    ------------
             GERMANY - 7.8%
    98,718   E.On AG (b) ........................................      3,904,370
    51,331   Fraport AG (b) .....................................      2,541,963
    95,218   Hamburger Hafen Und Logistik AG (b) ................      3,695,885
                                                                    ------------
                                                                      10,142,218
                                                                    ------------
             ITALY - 10.7%
   197,174   Atlantia SpA (b) ...................................      5,092,334
   624,695   Enel SpA (b) .......................................      3,737,965
   341,068   Snam Rete Gas SpA (b) ..............................      1,711,793
   825,192   Terna SpA (b) ......................................      3,429,110
                                                                    ------------
                                                                      13,971,202
                                                                    ------------
             JAPAN - 2.6%
    25,377   East Japan Railway Co. .............................      1,790,834
   382,155   Tokyo Gas Co. Ltd. .................................      1,573,891
                                                                    ------------
                                                                       3,364,725
                                                                    ------------
             NEW ZEALAND - 1.2%
 1,157,591   Auckland International Airport, Ltd. (b) ...........      1,532,047
                                                                    ------------
             SPAIN - 12.2%
   139,533   Albertis Infraestructuras S.A. (b) .................      3,179,386
   277,267   Enagas S.A. (b) ....................................      6,001,387
   123,718   Red Electrica Corp. S.A. (b) .......................      6,761,968
                                                                    ------------
                                                                      15,942,741
                                                                    ------------
             SWITZERLAND - 1.2%
     5,483   Flughafen Zuerich AG (b) ...........................      1,522,980
                                                                    ------------
             UNITED KINGDOM - 7.4%
   532,274   Pennon Group plc (b) ...............................      4,355,422
   308,500   Severn Trent plc (b) ...............................      5,328,860
                                                                    ------------
                                                                       9,684,282
                                                                    ------------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

  SHARES                          DESCRIPTION                           VALUE
----------   ----------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
             UNITED STATES - 9.4%
   101,600   American Water Works Co. (b) .......................   $  2,259,584
    91,791   ITC Holdings Corp. (b) .............................      4,081,946
   242,629   Northeast Utilities ................................      5,849,785
                                                                    ------------
                                                                      12,191,315
                                                                    ------------
             TOTAL COMMON STOCKS
             (Cost $102,705,032) ................................    106,317,140
                                                                    ------------

  SHARES/
   UNITS                          DESCRIPTION                           VALUE
----------   ----------------------------------------------------   ------------
MASTER LIMITED PARTNERSHIPS - 9.1%
             UNITED STATES - 9.1%
    73,816   Energy Transfer Partners, L.P. (b) .................      3,195,495
   168,850   Enterprise Products Partners, L.P. (b) .............      5,030,041
    89,881   Magellan Midstream Partners, L.P. (b) ..............      3,694,109
                                                                    ------------
             TOTAL MASTER LIMITED PARTNERSHIPS
             (Cost $9,646,405) ..................................     11,919,645
                                                                    ------------
CANADIAN INCOME TRUSTS - 8.3%
   378,110   Consumers' Waterheater Income Fund (b) .............      1,375,727
   404,097   Northland Power Income Fund (b) ....................      4,207,908
   321,849   Pembina Pipeline Income Fund (b) ...................      5,068,344
     9,300   Pembina Pipeline Income Fund (b) (d) ...............        146,453
                                                                    ------------
             TOTAL CANADIAN INCOME TRUSTS
             (Cost $9,555,447) ..................................     10,798,432
                                                                    ------------

                                                     RATINGS (e)
 PRINCIPAL                                           MOODY'S S&P                      STATED
   VALUE               DESCRIPTION                   (UNAUDITED)      RATE (f)     MATURITY (g)      VALUE
----------   ------------------------------------   -------------   ------------   ------------   -----------
SENIOR FLOATING-RATE LOAN INTERESTS - 24.3%
             CABLE & SATELLITE - 3.0%
$1,496,203   Charter Communications Operating,
                LLC, Incremental Term Loan ......   Ba2     D           7.25%        03/06/14       1,511,165
 1,496,124   CSC Holdings, Inc.,
                Term Loan, Extended Maturity ....   Baa3   BBB-     2.05% - 2.19%    03/29/16       1,422,564
   324,144   UPC Broadband Holding B.V.,
                Term Loan N .....................   Ba3     B+          1.99%        12/31/14         298,618
   675,856   UPC Broadband Holding B.V.,
                Term Loan T .....................   Ba3     B+          3.74%        12/31/16         642,401
                                                                                                  -----------
                                                                                                    3,874,748
                                                                                                  -----------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

                                                     RATINGS (e)
 PRINCIPAL                                           MOODY'S S&P                     STATED
   VALUE               DESCRIPTION                   (UNAUDITED)      RATE (f)     MATURITY (g)      VALUE
----------   ------------------------------------   -------------   ------------   ------------   -----------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)
             ELECTRIC UTILITIES - 5.0%
$1,467,766   Astoria Generating Co.,
                Acquisitions, LLC, Term Loan B ..    B1     BB-     2.04% - 2.05%    02/23/12     $ 1,394,378
   997,462   Calpine Corp.,
                First Priority Term Loan ........    B2      B+         3.17%        03/29/14         909,187
   319,848   Covanta Energy Corp.,
                Synthetic Letter of Credit ......    Ba1     BB         1.79%        02/09/14         296,819
   633,449   Covanta Energy Corp.,
                Term Loan B .....................    Ba1     BB         1.75%        02/09/14         587,841
   996,785   Mirant North America, LLC,
                Term Loan .......................    Ba2     BB         1.98%        01/03/13         927,010
 2,025,275   NRG Energy, Inc., Synthetic
                Letter of Credit ................   Baa3    BB+         2.03%        02/01/13       1,853,337
   647,854   NRG Energy, Inc., Term Loan B ......   Baa3    BB+     1.98% - 2.03%    02/01/13         592,854
                                                                                                  -----------
                                                                                                    6,561,426
                                                                                                  -----------
             ENVIRONMENTAL & FACILITIES SERVICES - 1.5%
    18,020   EnergySolutions, LLC,
                Synthetic Letter of Credit ......   Ba2    NR (h)       3.99%        06/07/13          17,389
 1,641,509   EnergySolutions, LLC,
                Synthetic Letter of Credit,
                Add-On ..........................   Ba2    NR (h)       3.99%        08/09/13       1,584,057
   121,316   EnergySolutions, LLC,
                Term Loan (Duratek) .............   Ba2    NR (h)       4.05%        06/07/13         118,283
   227,755   EnergySolutions, LLC,
                Term Loan (EnergySolutions) .....   Ba2    NR (h)       4.05%        06/07/13         222,061
                                                                                                  -----------
                                                                                                    1,941,790
                                                                                                  -----------
             GAS UTILITIES - 0.6%
   832,005   Atlas Pipeline Partners, L.P.,
                Term Loan .......................   B1       B          6.75%        07/27/14         808,085
                                                                                                  -----------
             HEALTH CARE FACILITIES - 3.1%
 1,882,437   HCA Inc., Term Loan B ..............   Ba3      BB         2.53%        11/18/13       1,747,372
   799,368   Health Management
                Associates Inc., Term Loan B ....   B1      BB-         2.03%        02/28/14         724,228
   945,840   Lifepoint Hospitals Inc.,
                Term Loan B .....................   Ba1      BB         1.89%        04/15/12         902,489
   673,948   Select Medical Corp.,
                Term Loan B-1 ...................   Ba2      B+         4.02%        08/22/14         654,853
                                                                                                  -----------
                                                                                                    4,028,942
                                                                                                  -----------
             HEALTH CARE SERVICES - 1.0%
    71,494   CHS/Community Health
                Systems, Inc.,
                Delayed Draw Term Loan ..........   Ba3      BB         2.51%        07/25/14          65,328
 1,401,423   CHS/Community Health
                Systems, Inc.,
                Term Loan .......................   Ba3      BB     2.48% - 2.51%    07/25/14       1,280,550
                                                                                                  -----------
                                                                                                    1,345,878
                                                                                                  -----------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

                                                     RATINGS (e)
 PRINCIPAL                                           MOODY'S S&P                      STATED
   VALUE               DESCRIPTION                   (UNAUDITED)      RATE (f)     MATURITY (g)      VALUE
----------   ------------------------------------   -------------   ------------   ------------   -----------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.3%
$  823,458   Bicent Power, LLC,
                Term Loan First Lien ............   B1      BB-         2.29%        06/30/14     $   749,347
    63,395   Coleto Creek Power, L.P.,
                Synthetic Letter of Credit ......   B1      B+          3.03%        06/28/13          57,583
   856,383   Coleto Creek Power, L.P.,
                Term Loan First Lien ............   B1      B+      2.99% - 3.03%    06/28/13         777,880
 1,000,000   Dynegy Holdings Inc.,
                Synthetic Letter of Credit ......   Ba2     BB-         3.99%        04/02/13         944,167
   933,333   Longview Power, LLC,
                Delayed Draw Term Loan ..........   Ba3     BB          2.56%        02/28/14         840,000
   266,667   Longview Power, LLC,
                Synthetic Letter of Credit ......   Ba3     BB          2.56%        02/28/14         240,000
   800,000   Longview Power, LLC,
                Term Loan B .....................   Ba3     BB          2.56%        02/28/14         720,000
                                                                                                  -----------
                                                                                                    4,328,977
                                                                                                  -----------
             MANAGED HEALTH CARE - 2.5%
   706,890   IASIS Healthcare Corp.,
                Delayed Draw Term Loan ..........   Ba2     B+          2.23%        03/15/14         651,854
   190,890   IASIS Healthcare Corp.,
                Synthetic Letter of Credit ......   Ba2     B+          2.24%        03/15/14         176,028
 2,042,644   IASIS Healthcare Corp.,
                Term Loan .......................   Ba2     B+          2.23%        03/15/14       1,883,610
   498,750   Vanguard Health Systems, Inc.
                Term Loan B .....................   Ba3     B+          2.48%        09/23/11         482,846
                                                                                                  -----------
                                                                                                    3,194,338
                                                                                                  -----------
             MULTI-UTILITIES - 1.4%
 2,000,000   KGEN, LLC, Synthetic
                Letter of Credit ................   B1      BB          2.06%        02/08/14       1,820,000
                                                                                                  -----------
             OIL & GAS EQUIPMENT & SERVICES - 0.2%
    97,236   Targa Resources, Inc.,
                Synthetic Letter of Credit ......   Ba3     B+          2.28%        10/31/12          94,145
   126,990   Targa Resources, Inc., Term Loan ...   Ba3     B+          2.23%        10/31/12         122,954
                                                                                                  -----------
                                                                                                      217,099
                                                                                                  -----------
             OIL & GAS EXPLORATION & PRODUCTION - 1.2%
 2,205,937   SemCrude, L.P., Term Loan (c) (i) ..   NR      NR          5.75%        03/16/11       1,536,803
                                                                                                  -----------
             OIL & GAS STORAGE & TRANSPORTATION - 0.7%
 1,000,000   Energy Transfer Equity, L.P.,
                Term Loan B .....................   Ba2     NR          1.99%        11/01/12         973,125
                                                                                                  -----------
             WIRELESS TELECOMMUNICATION SERVICES - 0.8%
 1,062,877   Windstream Corp.,
                Term Loan B2 ....................   Baa3    BBB-        3.04%        12/17/15       1,016,945
                                                                                                  -----------
             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS
             (Cost $33,867,562) .................                                                  31,648,156
                                                                                                  -----------

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

                                  DESCRIPTION                           VALUE
             ----------------------------------------------------   ------------
             TOTAL INVESTMENTS - 123.3%
                (Cost $155,774,446) (j) .........................   $160,683,373
             OUTSTANDING LOAN - (27.5)% .........................    (35,900,000)
             NET OTHER ASSETS AND LIABILITIES - 4.2% ............      5,551,129
                                                                    ------------
             NET ASSETS - 100.0% ................................   $130,334,502
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is available to serve as collateral on the outstanding loan.

(c)  Non-income producing security.

(d) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2F - Restricted Securities in the Notes to Financial Statements).

(e) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(f) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.

(g) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(h) This Senior Loan Interest was privately-rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(i) This borrower filed for protection in federal bankruptcy court on July 22, 2008.

(j) Aggregate cost for federal income tax purposes is $158,004,302. As of November 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,085,896 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,406,825.

NR   Not Rated

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                           LEVEL 2        LEVEL 3
                                               TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                             VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                            11/30/2009       PRICES         INPUTS        INPUTS
                                           ------------   ------------   -----------   ---------------
Common Stocks * ........................   $106,317,140   $106,317,140   $        --        $--
Master Limited Partnerships * ..........     11,919,645     11,919,645            --         --
Canadian Income Trusts .................     10,798,432     10,798,432            --         --
Senior Floating-Rate Loan Interests * ..     31,648,156             --    31,648,156         --
                                           ------------   ------------   -----------        ---
Total Investments ......................   $160,683,373   $129,035,217   $31,648,156        $--
                                           ============   ============   ===========        ===

*    See the Portfolio of Investments for country or industry breakout.

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009

ASSETS:
Investments, at value
   (Cost $155,774,446) .................................................................   $160,683,373
Cash ...................................................................................      6,038,389
Prepaid expenses .......................................................................         99,231
Receivables:
      Investment securities sold .......................................................      1,399,965
      Dividends ........................................................................      1,330,562
      Interest .........................................................................        132,626
                                                                                           ------------
         Total Assets ..................................................................    169,684,146
                                                                                           ------------
LIABILITIES:
Outstanding loan .......................................................................     35,900,000
Payables:
      Investment securities purchased ..................................................      1,518,703
      Distributions to common shareholders .............................................      1,361,695
      Investment advisory fees (includes Sub-Advisory fees of $241,266) ................        402,109
      Audit and tax fees ...............................................................         61,200
      Printing fees ....................................................................         33,437
      Custodian fees ...................................................................         24,024
      Legal fees .......................................................................         15,041
      Administrative fees ..............................................................         12,880
      Interest and fees on loan ........................................................          7,875
      Trustees' fees and expenses ......................................................          6,711
      Transfer agent fees ..............................................................          2,738
Other liabilities ......................................................................          3,231
                                                                                           ------------
         Total Liabilities .............................................................     39,349,644
                                                                                           ------------
NET ASSETS .............................................................................   $130,334,502
                                                                                           ============
NET ASSETS CONSIST OF:
Paid-in capital ........................................................................   $168,468,234
Par value ..............................................................................         90,780
Net unrealized appreciation (depreciation) on investments and foreign currency
   translation .........................................................................      5,054,584
Accumulated net investment income (loss) ...............................................     (1,301,293)
Accumulated net realized gain (loss) on investments and foreign currency transactions ..    (41,977,803)
                                                                                           ------------
NET ASSETS .............................................................................   $130,334,502
                                                                                           ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ...................   $      14.36
                                                                                           ============
Number of Common Shares outstanding (unlimited number of Common Shares has been
   authorized) .........................................................................      9,077,963
                                                                                           ============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $599,247) ...........   $  5,991,084
Interest .........................................................      1,268,159
Other ............................................................         29,609
                                                                     ------------
      Total investment income ....................................      7,288,852
                                                                     ------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of
   $856,102) .....................................................      1,426,837
Interest and fees on loan ........................................      1,039,465
Administrative fees ..............................................        135,549
Custodian fees ...................................................        127,030
Legal fees .......................................................        119,501
Printing fees ....................................................         92,672
Audit and tax fees ...............................................         55,163
Trustees' fees and expenses ......................................         38,514
Transfer agent fees ..............................................         34,808
Other ............................................................         79,266
                                                                     ------------
      Total expenses .............................................      3,148,805
                                                                     ------------
NET INVESTMENT INCOME (LOSS) .....................................      4,140,047
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ...................................................    (20,091,640)
   Foreign currency transactions .................................       (173,885)
                                                                     ------------
Net realized gain (loss) .........................................    (20,265,525)
                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ...................................................     48,002,163
   Foreign currency translation ..................................        124,686
                                                                     ------------
Net change in unrealized appreciation (depreciation) .............     48,126,849
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........................     27,861,324
                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $ 32,001,371
                                                                     ============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED      YEAR ENDED
                                                                        11/30/2009      11/30/2008
                                                                       ------------   -------------
OPERATIONS:
Net investment income ..............................................   $  4,140,047   $  12,005,157
Net realized gain (loss) ...........................................    (20,265,525)    (21,195,703)
Net change in unrealized appreciation (depreciation) ...............     48,126,849     (99,048,223)
Net increase from payment by the investment sub-advisor ............             --         332,025
                                                                       ------------   -------------
Net increase (decrease) in net assets resulting from operations ....     32,001,371    (107,906,744)
                                                                       ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................       (957,151)     (8,393,486)
Net realized gain ..................................................             --      (6,620,847)
Return of capital ..................................................     (4,489,627)       (376,201)
                                                                       ------------   -------------
Total distributions to shareholders ................................     (5,446,778)    (15,390,534)
                                                                       ------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested .............................             --       1,529,028
                                                                       ------------   -------------
Net increase (decrease) in net assets resulting from capital
   transactions ....................................................             --       1,529,028
                                                                       ------------   -------------
Total increase (decrease) in net assets ............................     26,554,593    (121,768,250)
NET ASSETS:
Beginning of period ................................................    103,779,909     225,548,159
                                                                       ------------   -------------
End of period ......................................................   $130,334,502   $ 103,779,909
                                                                       ============   =============
Accumulated net investment income (loss) at end of period ..........   $ (1,301,293)  $  (1,332,247)
                                                                       ============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ...............................      9,077,963       9,010,915
Common Shares issued as reinvestment under the Dividend Reinvestment
   Plan ............................................................             --          67,048
                                                                       ------------   -------------
Common Shares at end of period .....................................      9,077,963       9,077,963
                                                                       ============   =============

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...   $  32,001,371
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments .......................................    (112,320,504)
   Sales, maturities and paydowns of investments ..................     116,872,496
   Proceeds from sale of short term rights ........................          25,775
   Return of capital received from investment in MLPs .............         909,027
   Net amortization/accretion of premiums/discount on
      investments .................................................        (253,456)
   Net realized gain/loss on investments ..........................      20,091,640
   Net change in unrealized appreciation (depreciation) on
      investments .................................................     (48,002,163)
CHANGES IN ASSETS AND LIABILITIES:
   Increase in dividends receivable (a) ...........................         (91,482)
   Decrease in interest receivable ................................         103,910
   Increase in prepaid expenses ...................................         (88,862)
   Decrease in interest and fees on loan payable ..................        (191,303)
   Decrease in investment advisory fees payable ...................         (74,136)
   Decrease in legal fees payable .................................         (10,140)
   Increase in printing fees payable ..............................           3,486
   Decrease in transfer agent fees payable ........................              (9)
   Increase in administrative fees payable ........................             793
   Increase in custodian fees payable .............................           5,223
   Decrease in Trustees' fees and expenses payable ................            (668)
   Increase in accrued expenses and other liabilities .............             576
                                                                      -------------
CASH PROVIDED BY OPERATING ACTIVITIES .............................                   $  8,981,574
                                                                                      ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Common Shareholders from net investment income ...        (717,901)
Distributions to Common Shareholders from net realized gain .......      (3,858,134)
Return of capital distributions ...................................      (3,367,182)
Issuances of loan .................................................      35,900,000
Repayments of loan ................................................     (38,900,000)
                                                                      -------------
CASH USED IN FINANCING ACTIVITIES .................................                    (10,943,217)
                                                                                      ------------
Decrease in cash ..................................................                     (1,961,643)
Cash at beginning of period .......................................                      8,000,032
                                                                                      ------------
CASH AT END OF PERIOD .............................................                   $  6,038,389
                                                                                      ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .................                   $  1,319,534
                                                                                      ============

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $124,686.

                        See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR         YEAR         YEAR        SIX MONTHS       YEAR        YEAR
                                                    ENDED        ENDED        ENDED         ENDED         ENDED       ENDED
                                                 11/30/2009   11/30/2008   11/30/2007   11/30/2006(a)   5/31/2006   5/31/2005
                                                 ----------   ----------   ----------   -------------   ---------   ---------
Net asset value, beginning of period .........    $  11.43    $  25.03      $  25.99     $  24.04       $  23.43    $  19.24
                                                  --------    --------      --------     --------       --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................        0.46        1.33          1.33         0.90           1.61        1.23
Net realized and unrealized gain (loss) ......        3.07      (13.23)         4.25         3.39           1.28        4.65
                                                  --------    --------      --------     --------       --------    --------
Total from investment operations .............        3.53      (11.90)         5.58         4.29           2.89        5.88
                                                  --------    --------      --------     --------       --------    --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ........................       (0.11)      (0.93)        (2.11)       (0.66)         (1.65)      (1.69)
Net realized gain ............................          --       (0.73)        (4.43)       (1.68)         (0.63)         --
Return of capital ............................       (0.49)      (0.04)           --           --             --          --
                                                  --------    --------      --------     --------       --------    --------
Total distributions ..........................       (0.60)      (1.70)        (6.54)       (2.34)         (2.28)      (1.69)
                                                  --------    --------      --------     --------       --------    --------
Net asset value, end of period ...............    $  14.36    $  11.43      $  25.03     $  25.99       $  24.04    $  23.43
                                                  ========    ========      ========     ========       ========    ========
Market value, end of period ..................    $  11.73    $   8.60      $  23.78     $  23.93       $  21.04    $  20.87
                                                  ========    ========      ========     ========       ========    ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (b) (c) (d) .........................       33.75%     (48.98)%       21.87%       18.22%         13.50%      32.15%
                                                  ========    ========      ========     ========       ========    ========
TOTAL RETURN BASED ON MARKET
   VALUE (c) (e) .............................       45.08%     (59.56)%       25.75%       24.37%         11.52%      27.96%
                                                  ========    ========      ========     ========       ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's) .........    $130,335    $103,780      $225,548     $233,379       $215,861    $210,388
Ratio of total expenses to average net
   assets ....................................        2.86%       3.72%         3.63%        3.97%(f)       3.59%       2.78%
Ratio of total expenses to average net assets,
   excluding interest expense and fees .......        1.92%       1.80%         1.73%        1.73%(f)       1.79%       1.78%
Ratio of net investment income to average
   net assets ................................        3.76%       6.44%         4.65%        6.94%(f)       6.73%       5.65%
Portfolio turnover rate ......................          80%         23%           53%          14%            60%         43%
DEBT:
Loan outstanding (in 000's) ..................    $ 35,900    $ 38,900      $ 84,000     $ 83,500       $ 83,000    $ 75,000
Asset coverage per $1,000 of indebtedness
   (g) .......................................    $  4,630    $  3,668      $  3,685     $  3,795       $  3,601    $  3,805

----------
(a)  The Fund's fiscal year end was changed from May 31 to November 30.

(b) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(c)  Total return is not annualized for periods less than one year.

(d) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share Price.

(f)  Annualized.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                NOVEMBER 30, 2009

                               1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                NOVEMBER 30, 2009

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     -    Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     -    Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                    -    Quoted prices for similar securities in active markets.

                    - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

                    - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

                    - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     -    Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2009 is included with the Fund's Portfolio of Investments.

B. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2009, the Fund had no open repurchase agreements.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2009

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At November 30, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. As of November 30, 2009, the Fund had no unfunded loan commitments.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund held restricted securities at November 30, 2009 as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

                               ACQUISITION    SHARES/                                             % OF
SECURITY                          DATE         UNITS      PRICE   CARRYING COST      VALUE     NET ASSETS
--------                       -----------   ---------   ------   -------------   ----------   ----------
Pembina Pipeline Income Fund     4/30/09         9,300   $15.75     $  101,759    $  146,453      0.11%
Spark Infrastructure Group      12/14/05     6,660,386     1.18      7,847,752     7,838,835      6.02
                                                                    ----------    ----------      ----
                                                                    $7,949,511    $7,985,288      6.13%
                                                                    ==========    ==========      ====

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. On December 11, 2006, the Fund's Board of Trustees adopted a level distribution plan for the Fund. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain) is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2009

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended November 30, 2009, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $3,151,942, an increase in accumulated net realized gain (loss) on investments of $2,775,741 and an increase to paid-in capital of $376,201. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended November 30, 2009 and November 30, 2008 was as follows:

Distributions paid from:

                               2009         2008
                            ----------   ----------
Ordinary Income .........   $  957,151   $8,503,887
Long-Term Capital Gain ..           --    6,510,446
Return of Capital .......    4,489,627      376,201

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...............   $         --
Net Unrealized Appreciation (Depreciation) ..      2,824,728
Accumulated Capital and Other Losses ........    (39,659,733)

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2009, the Fund intends to elect to defer net realized capital losses of $3,403,327 and foreign currency losses of $64,319 incurred between November 1, 2009 through November 30, 2009.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $36,192,087 expiring on November 30, 2017.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2008, 2007 and 2006 remain open to federal and state audit. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total assets (including the principal amount of any borrowings) minus the Fund's accrued liabilities (excluding the principal amount of any borrowings or indebtedness incurred).

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2009

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIM invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIM is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, and the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

For the year ended November 30, 2009, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $4,217.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2009, were $112,186,446, and $116,224,875, respectively.

                   5. REVOLVING CREDIT AND SECURITY AGREEMENT

On May 12, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The proceeds of the first borrowing under the BNP Paribas Facility were used to repay all amounts outstanding under the Revolving Credit and Security Agreement dated as of May 24, 2004 with CRC Funding LLC, as conduit lender, Citibank, N.A., as Secondary Lender and Citibank North America, Inc., as Agent (the "Terminated Facility"). The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $40,000,000. The BNP Paribas Facility required an up front payment from the Fund equal to $200,000, which will be amortized over a one year period. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. may not terminate the BNP Paribas Facility except upon 180 calendar days prior notice. The interest rate under the facility will be equal to the 3-month LIBOR plus 145 basis points. In addition, under the BNP Paribas Facility the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

For the year ended November 30, 2009, the daily average amount outstanding under the Terminated Facility and the BNP Paribas Facility was $32,646,575. The high and low annual interest rates during the year ended November 30, 2009 were 3.49% and 0.60%, respectively, and the weighted average interest rate was 1.74%. The interest rate at November 30, 2009 was 1.71%.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2009

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or sub-advisors determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund does not currently intend to reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2009

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through January 26, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the Fund's custodian, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


(DELOITTE & TOUCHE LLP)

Chicago, Illinois
January 26, 2010

ADDITIONAL INFORMATION

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710 in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 16, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

Of the ordinary income distributions made by the Fund during the year ended November 30, 2009, 9.81% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 100% of the ordinary income distributions for the year ended November 30, 2009.

Since the Fund met the requirements of Section 853 of the Code, the Fund hereby elects to pass through to its shareholders credits for foreign taxes paid. The total per share amount of income received by the Fund from sources within foreign countries and possessions of the United States is $0.71 (representing a total of $6,402,283). The total amount of taxes paid to such countries is $0.06 per share (representing a total of $581,318) for the year ended November 30, 2009.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of both Dr. Erickson and Mr. Kadlec was 7,733,095, the number of votes against was 618,420 and the number of abstentions was 726,448. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                                                                                         NUMBER OF
        NAME, ADDRESS,                                                                  PORTFOLIOS IN              OTHER
         DATE OF BIRTH                                                                 THE FIRST TRUST        TRUSTEESHIPS OR
       AND POSITION WITH          TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS         FUND COMPLEX           DIRECTORSHIPS
           THE FUND              LENGTH OF SERVICE(1)      DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
-----------------------------   ----------------------  --------------------------  -------------------  ------------------------
                                                      INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee    - Three Year Term       Physician; President,                61          None
c/o First Trust Advisors L.P.   - Since Fund Inception  Wheaton Orthopedics;
120 E. Liberty Drive,                                   Co-owner and Co-
Suite 400                                               Director (January 1996
Wheaton, IL 60187                                       to May 2007), Sports
D.O.B.: 04/51                                           Med Center for Fitness;
                                                        Limited Partner,
                                                        Gundersen Real Estate
                                                        Partnership; Limited
                                                        Partner, Sportsmed LLC
Thomas R. Kadlec, Trustee       - Three Year Term       Senior Vice President and            61          Director of ADM
c/o First Trust Advisors L.P.   - Since Fund Inception  Chief Financial Officer                          Investor Services, Inc.
120 E. Liberty Drive,                                   (May 2007 to Present),                           and ADM Investor
Suite 400                                               Vice President and Chief                         Services International
Wheaton, IL 60187                                       Financial Officer (1990 to
D.O.B.: 11/57                                           May 2007), ADM
                                                        Investor Services, Inc.
                                                        (Futures Commission
                                                        Merchant)
Robert F. Keith, Trustee        - Three Year Term       President (2003 to                   61          None
c/o First Trust Advisors L.P.   - Since June 2006       Present), Hibs Enterprises
120 E. Liberty Drive,                                   (Financial and
Suite 400                                               Management Consulting)
Wheaton, IL 60187
D.O.B.: 11/56
Niel B. Nielson, Trustee        - Three Year Term       President (June 2002 to              61          Director of Covenant
c/o First Trust Advisors L.P.   - Since Fund Inception  Present), Covenant                               Transport Inc.
120 E. Liberty Drive,                                   College
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                                                                                         NUMBER OF
        NAME, ADDRESS,                                                                  PORTFOLIOS IN              OTHER
         DATE OF BIRTH                                                                 THE FIRST TRUST        TRUSTEESHIPS OR
       AND POSITION WITH          TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS         FUND COMPLEX           DIRECTORSHIPS
           THE FUND              LENGTH OF SERVICE(1)      DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
-----------------------------   ----------------------  --------------------------  -------------------  ------------------------
                                                       INTERESTED TRUSTEE
James A. Bowen(2), Trustee,     - Three Year            President, First Trust               61          Trustee of Wheaton
President, Chairman of the        Trustee Term and      Advisors L.P. and First                          College
Board and CEO                     Indefinite            Trust Portfolios L.P.;
120 E. Liberty Drive,             Officer Term          Chairman of the Board
Suite 400                       - Since Fund Inception  of Directors, BondWave
Wheaton, IL 60187                                       LLC (Software
D.O.B.: 09/55                                           Development
                                                        Company/Investment
                                                        Advisor) and
                                                        Stonebridge Advisors
                                                        LLC (Investment
                                                        Advisor)

    NAME, ADDRESS        POSITION AND OFFICES   TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH           WITH FUND         LENGTH OF SERVICE             DURING PAST 5 YEARS
----------------------   --------------------   ------------------   ------------------------------------
                                    OFFICERS WHO ARE NOT TRUSTEES(3)
Mark R. Bradley          Treasurer,             - Indefinite Term    Chief Financial Officer, First Trust
120 E. Liberty Drive,    Controller, Chief      - Since Fund         Advisors L.P. and First Trust
Suite 400                Financial Officer        Inception          Portfolios L.P.; Chief Financial
Wheaton, IL 60187        and Chief                                   Officer, BondWave LLC (Software
D.O.B.: 11/57            Accounting Officer                          Development Company/Investment
                                                                     Advisor) and Stonebridge
                                                                     Advisors LLC (Investment
                                                                     Advisor)
Erin E. Chapman          Assistant Secretary    - Indefinite Term    Assistant General Counsel (October
120 E. Liberty Drive,                           - Since June 2009    2007 to Present), Associate Counsel
Suite 400                                                            (March 2006 to October 2007), First
Wheaton, IL 60187                                                    Trust Advisors L.P. and First Trust
D.O.B.: 08/76                                                        Portfolios L.P.; Associate Attorney
                                                                     (November 2003 to March 2006),
                                                                     Doyle & Bolotin, Ltd.

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

    NAME, ADDRESS        POSITION AND OFFICES   TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH           WITH FUND         LENGTH OF SERVICE             DURING PAST 5 YEARS
----------------------   --------------------   ------------------   ------------------------------------
                              OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)
James M. Dykas           Assistant Treasurer    - Indefinite Term    Senior Vice President (April 2007 to
120 E. Liberty Drive,                           - Since December     Present), Vice President (January
Suite 400                                         2005               2005 to April 2007), First Trust
Wheaton, IL 60187                                                    Advisors L.P. and First Trust
D.O.B.: 01/66                                                        Portfolios L.P.
Christopher R. Fallow    Assistant Vice         - Indefinite Term    Assistant Vice President (August
120 E. Liberty Drive,    President              - Since December     2006 to Present), Associate (January
Suite 400                                         2006               2005 to August 2006), First Trust
Wheaton, IL 60187                                                    Advisors L.P. and First Trust
D.O.B.: 04/79                                                        Portfolios L.P.
W. Scott Jardine         Secretary and Chief    - Indefinite Term    General Counsel, First Trust Advisors
120 E. Liberty Drive,    Compliance Officer     - Since Fund         L.P., First Trust Portfolios L.P.
Suite 400                                         Inception          and BondWave LLC (Software
Wheaton, IL 60187                                                    Development Company/Investment
D.O.B.: 05/60                                                        Advisor); Secretary of Stonebridge
                                                                     Advisors LLC (Investment Advisor)
Daniel J. Lindquist      Vice President         - Indefinite Term    Senior Vice President (September
120 E. Liberty Drive,                           - Since December     2005 to Present), Vice President
Suite 400                                         2005               (April 2004 to September 2005), First
Wheaton, IL 60187                                                    Trust Advisors L.P. and First Trust
D.O.B.: 02/70                                                        Portfolios L.P.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

    NAME, ADDRESS        POSITION AND OFFICES   TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH           WITH FUND         LENGTH OF SERVICE             DURING PAST 5 YEARS
----------------------   --------------------   ------------------   ------------------------------------
                             OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)
Coleen D. Lynch          Assistant Vice         - Indefinite Term    Assistant Vice President (January
120 E. Liberty Drive,    President              - Since July 2008    2008 to Present), First Trust Advisors
Suite 400                                                            L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                    Vice President (May 1998 to January
D.O.B.: 07/58                                                        2008), Van Kampen Asset
                                                                     Management and Morgan Stanley
                                                                     Investment Management
Kristi A. Maher          Assistant Secretary    - Indefinite Term    Deputy General Counsel (May 2007
120 E. Liberty Drive,    and Deputy Chief       - Assistant          to Present), Assistant General
Suite 400                Compliance Officer       Secretary since    Counsel (March 2004 to May 2007),
Wheaton, IL 60187                                 July 2004          First Trust Advisors L.P. and First
D.O.B.: 12/66                                   - Deputy Chief       Trust Portfolios L.P.
                                                  Compliance
                                                  Officer since
                                                  November 2009

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicom Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended November 30, 2008 and $48,000 for the fiscal year ended November 30, 2009.

     (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,250 for the fiscal year ended November 30, 2008 and $5,200 for the fiscal year ended November 30, 2009. These fees were for tax consultation.

     Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          (b)  0%
          (c)  0%
          (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2008, were $4,250 for the registrant and $12,143 for the registrant's investment adviser, and for the fiscal year ended November 30, 2009, were $5,200 for the registrant and $36,000 for the registrant's investment adviser.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                            FIRST TRUST ADVISORS L.P.

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                                   INCOME FUND

                             PROXY VOTING GUIDELINES

     First Trust Advisors L.P. ("FIRST TRUST") serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "FUND"). Macquarie Capital Investment Management LLC ("MCIM") serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "CORE COMPONENT"). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "SENIOR LOAN COMPONENT"). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component and the Core Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

     1. It is First Trust's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

     2. First Trust shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

     3. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

     4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MCIM for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MCIM may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund.

     5. If First Trust manages the assets or pension fund of a company and any of First Trust's clients hold any securities in that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

     6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund's request.

     7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 4, 2010

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("FOUR CORNERS") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Jon Fitch and Andrew Maple-Brown are co-portfolio managers responsible for the day-to-day management of the Core Component of the registrant.

                                                    Length of
Name                              Title              Service              Business Experience Past 5 Years
----                    -------------------------   ---------   ---------------------------------------------------
1. Jon Fitch            Co-Portfolio Manager        14 years    Jon has been CIO and Head of MFG Infrastructure
                                                                Securities* and a portfolio manager of the
                                                                registrant since the registrant's inception in
                                                                2004. He is also the portfolio manager of 14 other
                                                                funds in the MFG Global Infrastructure Securities
                                                                Strategy. Jon joined Macquarie in 1995 and is based
                                                                in Sydney, Australia.

2. Andrew Maple-Brown   Fund Co-Portfolio Manager    8 years    Andrew has been a New York-based portfolio manager
                        as of August 1, 2009                    of the registrant and other North American
                                                                domiciled portfolios in the MFG Global
                                                                Infrastructure Securities Strategy ("Strategy")
                                                                since August 1, 2009. He joined the investment team
                                                                in 2007 in Sydney, Australia, where he was
                                                                previously a portfolio manager for the Australian
                                                                and Asian domiciled portfolios in the Strategy.
                                                                Andrew joined Macquarie Group in 2001 in the Debt
                                                                Markets division, where his focus was primarily on
                                                                infrastructure transactions, particularly
                                                                public-private partnerships (PPP).

* MFG Infrastructure Securities is the marketing name of a separate asset management business unit that is part of Macquarie Funds Group ("MFG") and is within Macquarie Group Limited. MFG Infrastructure Securities includes Macquarie Capital Investment Management (Australia) Limited ("MCIMAL") and Macquarie Capital Investment Management LLC ("MCIM").

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2009

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

                                                                                        No. of      Total Assets
                                                                                       Accounts      in Accounts
                                                             Total                       where          where
Name of Portfolio                                           No. of                   Advisory Fee   Advisory Fee
    Manager or                                              Accounts                   is Based on    is Based on
   Team Member                  Type of Accounts            Managed   Total Assets    Performance    Performance
-----------------       ---------------------------------   --------   ------------   ------------   ------------
1. John Fitch           Registered Investment Companies:        1        $400.1M            0           $0

                        Other Pooled Investment Vehicles:      10        $1417.6M           3           $668.1M

                        Other Accounts:                         3        $105M              0           $0

2. Andrew Maple-Brown   Registered Investment Companies:        1        $400.1M            0           $0

                        Other Pooled Investment Vehicles:       2        $87.7M             0           $0

                                                                                     No. of      Total Assets
                                                                                    Accounts      in Accounts
                                                          Total                       where          where
Name of Portfolio                                        No. of                   Advisory Fee   Advisory Fee
    Manager or                                          Accounts                   is Based on    is Based on
   Team Member               Type of Accounts            Managed   Total Assets    Performance    Performance
-----------------   ---------------------------------   --------   ------------   ------------   ------------
                    Other Accounts:                         3        $105M              0           $0

     The Advisory fees for these accounts where the advisory fee is based on performance include a base management fee and a performance fee over a specified hurdle rate.

POTENTIAL CONFLICTS OF INTERESTS

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Managers are responsible for allocating investment opportunities and aggregating orders consistently with the procedures and monthly review by the Chief Compliance Officer of MCIM is required.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 4, 2010

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term incentive in the form of options (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year. The discretionary profit sharing pool is allocated to business areas based primarily on relative contribution to profits taking into account capital usage, and then to individuals with the business areas. Allocations to individuals are based on their performance contribution over the year to 31 March. As part of the annual remuneration review cycle, Directors are entitled to receive an allocation of options based on their performance over the year. The Group uses shares to provide a long term equity incentive for senior staff and ensures significant alignment with shareholder interests over the long term. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF NOVEMBER 30, 2009

                      Dollar ($) Range
                       of Fund Shares
      NAME           Beneficially Owned
------------------   ------------------
    John Fitch               $0
Andrew Maple-Brown           $0

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 4, 2010

Four Corners manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes, loan-based swaps, and other debt instruments, and may manage portfolios that include high yield bonds and/or credit derivatives. Robert I. Bernstein, Managing Director and Chief Investment Officer of Four Corners, and Drew R. Sweeney, Senior Vice President of Four Corners, are co-portfolio managers.

The co-portfolio managers are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer. Mr. Bernstein has been Managing Director and Chief Investment Officer of Four Corners since 2001. Mr. Sweeney has been Senior Vice President of Four Corners since 2005. Prior to that, Mr. Sweeney was a Vice President and Analyst at American Express Asset Management Group.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

INFORMATION PROVIDED AS OF NOVEMBER 30, 2009

                                                                                       # of Accounts
                                                                                          Managed      Total Assets
                                                                                         for which       for which
                                                               Total                      Advisory     Advisory Fee
   Name of Portfolio                                           # of                         Fee         is Based on
      Manager or                                             Accounts   Total Assets    is Based on     Performance
      Team Member                 Type of Accounts            Managed    ($millions)    Performance     ($millions)
----------------------   ---------------------------------   --------   ------------   -------------   ------------
1. Robert I. Bernstein   Registered Investment Companies:        2         $586.6M           0            $0
                         Other Pooled Investment Vehicles:       3         $798.9M           4            $798.9M
                         Other Accounts:                         9         $842.4M           0            $0

2. Drew R. Sweeney       Registered Investment Companies:        2         $586.6M           0            $0
                         Other Pooled Investment Vehicles:       0         $0                0            $0
                         Other Accounts:                         1         $48.6M            0            $0

POTENTIAL CONFLICTS OF INTERESTS

In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 4, 2009

Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie Group Limited. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan. Finally, the Portfolio Managers are Members of the entity recently purchased by Macquarie Group Limited, and there are certain payments associated with that purchase which will be paid over time. A portion of those payments is based on achieving certain revenue targets.

The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie Group Limited. Bonuses are entirely discretionary, and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers have no direct incentive to take undue risks when individual fund performance is lagging.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF NOVEMBER 30, 2009

 Name of Portfolio     Dollar ($) Range
     Manager or         of Fund Shares
    Team Member       Beneficially Owned
-------------------   ------------------
Robert I. Bernstein           $0
Drew R. Sweeney               $0

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 25, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date January 25, 2010

* Print the name and title of each signing officer under his or her signature.